Fees Summary	Jul. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,125,000.00
Previously Paid Amount	3,107.16
Total Fee Amount	6,084.94
Total Offset Amount	0.00
Net Fee	$ 2,977.78